Exhibit 10.26

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 23, 2020 (this “Amendment”), by and among PLAYTIKA HOLDING CORP., a Delaware corporation, as borrower (the “Borrower”), the Subsidiary Loan Parties party hereto, the Lenders party hereto and the Administrative Agent (as defined below), relating to the Credit Agreement dated as of December 10, 2019 (as modified pursuant to that certain Incremental Assumption Agreement No. 1, dated as of June 15, 2020 and as it may be further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement as amended by this Amendment, and as it may be further amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto from time to time and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”) and collateral agent for the Secured Parties (together with its successors and assigns in such capacity, the “Collateral Agent”).

RECITALS:

WHEREAS, the Borrower has requested that the Lenders party hereto agree to amend certain provisions of the Existing Credit Agreement subject to, and in accordance with, the terms and conditions set forth herein; and

WHEREAS, the Lenders party hereto (constituting the Required Lenders) and the Administrative Agent are willing, on the terms and subject to the conditions set forth below, to enter into this Amendment and to consent to the amendments to the Existing Credit Agreement described herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT:

SECTION 1. Defined Terms; References. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.

SECTION 2. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Existing Credit Agreement is hereby amended as follows:

(a) The definition of “Excluded RP Contributions” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Excluded RP Contributions” shall mean the cash and the fair market value of assets other than cash (as determined by the Borrower in good faith) received by the Borrower (other than any amounts received from the first Qualified IPO) after the Closing Date from: (a) contributions to its common Equity Interests, and (b) the sale or issuance (other than to a Subsidiary of the Borrower or to any Subsidiary management equity plan or stock option plan or any other management or employee benefit plan or agreement) of Qualified Equity Interests in the Borrower, in each case designated as Excluded RP Contributions pursuant to a certificate of a Responsible Officer of the Borrower on or promptly after the date such capital contributions are made or the date such Equity Interest is sold or issued, as the case may be.”

(b) The definition of “Incremental Amount” in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing “.” at the end of clause (3) thereof with “; plus” and adding the following as a new clause in numerical order:

“(4) $200.0 million of Incremental Revolving Facility Commitments established pursuant to Section 2.21 from and after the occurrence of a Qualified IPO;”

(c) The definition of “Incremental Amount” in Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the last paragraph thereof in its entirety as follows:

“provided, that, for the avoidance of doubt, (A) amounts may be established or incurred utilizing clause (2) above prior to utilizing clause (1), (3) or (4) above, (B) any calculation of the Senior Secured Leverage Ratio, the Total Secured Leverage Ratio or the Total Leverage Ratio on a Pro Forma Basis pursuant to clause (2) above may be determined, at the option of the Borrower, without giving effect to any simultaneous establishment or incurrence of any amounts utilizing clause (1), (3) or (4) above and (C) the voluntary prepayments and debt buybacks set forth in clause (3) may be consummated substantially concurrently with the incurrence of, and may be funded with the proceeds of, Indebtedness incurred in reliance on clause (3).”

(d) The definition of “Net Proceeds” in Section 1.01 of the Existing Credit Agreement is hereby amended by adding “and” at the end of clause (b) thereof, replacing “; and” at the end of clause (c) thereof with “.” and deleting clause (d) thereof in its entirety.

(e) Section 2.10(c)(i) of the Existing Credit Agreement is hereby amended by deleting the reference to “and (g)”.

(f) Section 2.11(a)(ii) of the Existing Credit Agreement is hereby amended by replacing the reference the “twelve” with “fourteen” in the first sentence thereof.

(g) Section 2.11(b) of the Existing Credit Agreement is hereby amended by deleting the reference to “(other than Net Proceeds under clause (d) of the definition thereof)”.

(h) Section 2.11(g) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“[Reserved].”

(i) Section 6.06(h) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(h) after a Qualified IPO, Restricted Payments may be made (including to any Parent Entity so that any Parent Entity may make Restricted Payments to its equity holders) in an amount equal to 6% per annum of the net proceeds received by the Borrower from any public offering of Equity Interests in the Borrower or any Parent Entity (other than the first Qualified IPO); provided, that no Event of Default shall have occurred and be continuing;”

SECTION 3. Representations and Warranties. The Borrower represents and warrants that:

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(a) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the Effective Date after giving effect hereto, in each case, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date); and

(b) no Event of Default has occurred or is continuing on and as of the Effective Date, after giving effect hereto.

SECTION 4. Conditions. This Amendment shall become effective as of the first date (the “Effective Date”) when each of the following conditions shall have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received from each Loan Party, Lenders constituting the Required Lenders and the Administrative Agent (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b) the representations and warranties set forth in Section 3 above shall be true and correct as of the Effective Date; and

(c) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, dated the Effective Date and confirming the accuracy of the representations and warranties set forth in Section 3 above.

SECTION 5. Governing Law; Etc.

(a) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 6. Confirmation of Guaranties and Security Interests. By signing this Amendment, each Loan Party hereby confirms that (a) the obligations of the Loan Parties under the Credit Agreement as modified hereby and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (ii) constitute Loan Obligations and (b) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects after giving effect to the extension of credit contemplated herein. Each Loan Party ratifies and confirms its prior grant and the validity of all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party with all such Liens continuing in full force and effect after giving effect to this Amendment, and such Liens are not released or reduced hereby, and continue to secure full payment and performance of the Loan Obligations as increased hereby.

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SECTION 7. Reference to and Effect on the Loan Documents.

(a) On and after the Effective Date, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

(b) From and after the Effective Date, this Amendment shall be a Loan Document under the Credit Agreement for all purposes of the Credit Agreement.

SECTION 8. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by facsimile transmission or electronic mail (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 9. Miscellaneous. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Amendment and the other instruments and documents to be delivered hereunder and the transactions contemplated hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PLAYTIKA HOLDING CORP., as Borrower

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	President and Chief Financial Officer

[Signature Page to First Amendment]

PLAYTIKA SANTA MONICA HOLDINGS, LLC,

By: Playtika Holding Corp., its sole member

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	President and Chief Financial Officer

PLAYTIKA SANTA MONICA, LLC,

By: Playtika Santa Monica Holdings, LLC, its sole member

By: Playtika Holding Corp., its sole member

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	President and Chief Financial Officer

PSM COMPUTER SERVICES, LLC,

By: Playtika Santa Monica, LLC, its sole member

By: Playtika Santa Monica Holdings, LLC, its sole member

By: Playtika Holding Corp., its sole member

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	President and Chief Financial Officer

[Signature Page to First Amendment]

PLAYTIKA CHICAGO LLC,

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	Manager

SERIOUSLY DIGITAL ENTERTAINMENT, INC.,

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	Director

SERIOUSLY HOLDING CORP.,

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	President

SERIOUSLY PICTURES, LLC,

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	Manager

[Signature Page to First Amendment]

HYPER MANIA LTD.,

By:	/s/ Arik Sandler
Name:	Arik Sandler
Title:	Director

JELLY BUTTON GAMES LTD.,

By:	/s/ Arik Sandler
Name:	Arik Sandler
Title:	Director

[Signature Page to First Amendment]

DUNCAN VENTURES, LLC,

By:	/s/ Tian Lin
Name:	Tian Lin
Title:	Manager

PLAYTIKA GROUP ISRAEL LTD.,

By:	/s/ Tian Lin
Name:	Tian Lin
Title:	Director

PLAYTIKA UK – HOUSE OF FUN LIMITED,

By:	/s/ Tian Lin
Name:	Tian Lin
Title:	Director

PLAYTIKA LTD.,

By:	/s/ Tian Lin
Name:	Tian Lin
Title:	Director

[Signature Page to First Amendment]

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

[Signature Page to First Amendment]